EXHIBIT 32


PURSUANT TO 18 U.S.C. SECTION 1350, AS CREATED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002, THE FOLLOWING CERTIFICATIONS ARE BEING MADE TO ACCOMPANY THE COMPANY'S FORM 10-Q FOR THE QUARTER ENDED JANUARY 31, 2004:


                  CERTIFICATION OF CHIEF EXECUTIVE OFFICER (1)

I, William G. Van Dyke, Chief Executive Officer of Donaldson Company, Inc., certify, that:

     1. The Form 10-Q of Donaldson Company, Inc. for the quarter ended January 31, 2004, filed on the date hereof (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: February 27, 2004                            /s/ William G. Van Dyke
      --------------------                         -----------------------------
                                                   William G. Van Dyke
                                                   Chief Executive Officer


                  CERTIFICATION OF CHIEF FINANCIAL OFFICER (1)

I, William M. Cook, Chief Financial Officer of Donaldson Company, Inc., certify, that:

     1. The Form 10-Q of Donaldson Company, Inc. for the quarter ended January 31, 2004, filed on the date hereof (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: February 27, 2004                            /s/ William M. Cook
      --------------------                         -----------------------------
                                                   William M. Cook
                                                   Chief Financial Officer


(1) A signed original of this written statement required by Section 906 has been provided to Donaldson Company, Inc. and will be retained by Donaldson Company, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


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